Commitments And Contingent Liabilities (Note)	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingent Liabilities
NOTE 11 COMMITMENTS AND CONTINGENT LIABILITIES

PURCHASE COMMITMENTS AND OPERATING LEASES

Certain property, machinery and equipment are leased under cancelable and non-cancelable agreements.

Unconditional purchase obligations have been entered into in the ordinary course of business, principally for capital projects and the purchase of certain pulpwood, logs, wood chips, raw materials, energy and services, including fiber supply agreements to purchase pulpwood that were entered into concurrently with the Company’s 2006 Transformation Plan forestland sales and in conjunction with the 2008 acquisition of Weyerhaeuser Company’s Containerboard, Packaging and Recycling business and the 2016 acquisition of Weyerhaeuser's pulp business.

At December 31, 2016, total future minimum commitments under existing non-cancelable operating leases and purchase obligations were as follows:

In millions	2017	2018	2019	2020	2021	Thereafter
Lease obligations	$119	$91	$69	$51	$38	$125
Purchase obligations (a)	3,165	635	525	495	460	2,332
Total	$3,284	$726	$594	$546	$498	$2,457

(a)
Includes $2.0 billion relating to fiber supply agreements entered into at the time of the Company’s 2006 Transformation Plan forestland sales and in conjunction with the 2008 acquisition of Weyerhaeuser Company’s Containerboard, Packaging and Recycling business. Also includes $1.1 billion relating to fiber supply agreements assumed in conjunction with the 2016 acquisition of Weyerhaeuser's pulp business.

Rent expense was $161 million, $170 million and $154 million for 2016, 2015 and 2014, respectively.

GUARANTEES

In connection with sales of businesses, property, equipment, forestlands and other assets, International Paper commonly makes representations and warranties relating to such businesses or assets, and may agree to indemnify buyers with respect to tax and environmental liabilities, breaches of representations and warranties, and other matters. Where liabilities for such matters are determined to be probable and subject to reasonable estimation, accrued liabilities are recorded at the time of sale as a cost of the transaction.

ENVIRONMENTAL AND LEGAL PROCEEDINGS
Environmental

International Paper has been named as a potentially responsible party (PRP) in environmental remediation actions under various federal and state laws, including the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA). Many of these proceedings involve the cleanup of hazardous substances at large commercial landfills that received waste from many different sources. While joint and several liability is authorized under CERCLA and equivalent state laws, as a practical matter, liability for CERCLA cleanups is typically allocated among the many PRPs. There are other remediation costs typically associated with the cleanup of hazardous substances at the Company’s current, closed or formerly-owned facilities, and recorded as liabilities in the balance sheet. Remediation costs are recorded in the consolidated financial statements when they become probable and reasonably estimable. International Paper has estimated the probable liability associated with these matters to be approximately $134 million in the aggregate as of December 31, 2016. Other than as described above, completion of required remedial actions is not expected to have a material effect on our consolidated financial statements.
Cass Lake: One of the matters included above arises out of a closed wood-treating facility located in Cass Lake, Minnesota. In June 2011, the United States Environmental Protection Agency (EPA) selected and published a proposed soil remedy at the site with an estimated cost of $46 million. The overall remediation reserve for the site is currently $50 million to address the selection of an alternative for the soil remediation component of the overall site remedy, which includes the ongoing groundwater remedy. In October 2011, the EPA released a public statement indicating that the final soil remedy decision would be delayed. In March 2016, the EPA issued a proposed plan concerning clean-up standards at a portion of the site, the estimated cost of which is included within the $50 million reserve referenced above. In October 2012, the Natural Resource Trustees for this site provided notice to International Paper and other potentially responsible parties of their intent to perform a Natural Resource Damage Assessment. It is premature to predict the outcome of the assessment or to estimate a loss or range of loss, if any, which may be incurred.
Kalamazoo River: The Company is a PRP with respect to the Allied Paper, Inc./Portage Creek/Kalamazoo River Superfund Site in Michigan. The EPA asserts that the site is contaminated by polychlorinated biphenyls (PCBs) primarily as a result of discharges from various paper mills located along the Kalamazoo River, including a paper mill (the Allied Paper Mill) formerly owned by St. Regis Paper Company (St. Regis). The Company is a successor in interest to St. Regis.

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In March 2016, the Company and other PRPs received a special notice letter from the EPA (i) inviting participation in implementing a remedy for a portion of the site, and (ii) demanding reimbursement of EPA past costs totaling $37 million, including $19 million in past costs previously demanded by the EPA. The Company responded to the special notice letter. In December 2016, EPA issued a unilateral administrative order to the Company and other PRPs to perform the remedy. The unilateral administrative order has not yet become effective and the Company is evaluating its response.

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In April 2016, the EPA issued a separate unilateral administrative order to the Company and certain other PRPs for a time-critical removal action (TCRA) of PCB-contaminated sediments from a different portion of the site. The Company responded to the unilateral administrative order and agreed along with two other parties to comply with the order subject to its sufficient cause defenses.

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In October 2016, the Company and another PRP received a special notice letter from the EPA inviting participation in the remedial design component of the landfill remedy for the Allied Paper Mill. The record of decision establishing the final landfill remedy for the Allied Paper Mill was issued by the EPA in September 2016. The Company responded to the Allied Paper Mill special notice letter in late December 2016.

The Company’s CERCLA liability has not been finally determined with respect to these or any other portions of the site, and except as noted above, the Company has declined to perform any work or reimburse the EPA at this time. As noted below, the Company is involved in allocation/apportionment litigation with regard to the site. Accordingly, it is premature to predict the outcome or estimate our maximum reasonably possible loss with respect to this site. However, we do not believe that any material loss is probable.

The Company was named as a defendant by Georgia-Pacific Consumer Products LP, Fort James Corporation and Georgia Pacific LLC in a contribution and cost recovery action for alleged pollution at the site. The suit seeks contribution under CERCLA for costs purportedly expended by plaintiffs ($79 million as of the filing of the complaint) and for future remediation costs. The suit alleges that a mill, during the time it was allegedly owned and operated by St. Regis, discharged PCB contaminated solids and paper residuals resulting from paper de-inking and recycling. NCR Corporation and Weyerhaeuser Company are also named as defendants in the suit. In mid-2011, the suit was transferred from the District Court for the Eastern District of Wisconsin to the District Court for the Western District of Michigan. The trial of the initial liability phase took place in February 2013. Weyerhaeuser conceded prior to trial that it was a liable party with respect to the site. In September 2013, an opinion and order was issued in the suit. The order concluded that the Company (as the successor to St. Regis) was not an “operator,” but was an “owner,” of the mill at issue during a portion of the relevant period and is therefore liable under CERCLA. The order also determined that NCR is a liable party as an "arranger for disposal" of PCBs in waste paper that was de-inked and recycled by mills along the Kalamazoo River. The order did not address the Company's responsibility, if any, for past or future costs. The parties’ responsibility, including that of the Company, was the subject of a second trial, which was concluded in late 2015. A decision has not been rendered and it is unclear to what extent the Court will address responsibility for future costs in that decision. We are unable to predict the outcome or estimate our maximum reasonably possible loss. However, we do not believe that any material loss is probable.
Harris County: International Paper and McGinnis Industrial Maintenance Corporation (MIMC), a subsidiary of Waste Management, Inc., are PRPs at the San Jacinto River Waste Pits Superfund Site (the San Jacinto River Superfund Site) in Harris County, Texas. The PRPs have been actively participating in the activities at the site. In September 2016, the EPA issued a proposed remedial action plan (PRAP) for the site, which identifies the preferred remedy as the removal of the contaminated material currently protected by an armored cap. In addition, the EPA selected a preferred remedy for the separate southern impoundments that requires offsite disposal. The PRPs submitted comments on the PRAP. At this stage, it is premature to predict the outcome or estimate our maximum reasonably possible loss with respect to this site. However, we do not believe that any material loss is probable.

In December 2011, Harris County, Texas filed a suit against the Company seeking civil penalties with regard to the alleged discharge of dioxin into the San Jacinto River from the San Jacinto River Superfund Site. In November 2014, International Paper secured a zero liability jury verdict and the Texas Court of Appeals affirmed in 2016. Harris County did not seek to appeal, nor file for an extension, before the Supreme Court of Texas prior to the filing deadline. The Company is also defending a lawsuit related to the San Jacinto River Superfund Site brought by approximately 400 individuals who allege property damage and personal injury. Because this case is still in the discovery phase, it is premature to predict the outcome or to estimate a loss or range of loss, if any, which may be incurred.
Antitrust
Containerboard: In September 2010, eight containerboard producers, including International Paper and Temple-Inland, were named as defendants in a purported class action complaint that alleged a civil violation of Section 1 of the Sherman Act. The suit is captioned Kleen Products LLC v. International Paper Co. (N.D. Ill.). The complaint alleges that the defendants, beginning in February 2004 through November 2010, conspired to limit the supply and thereby increase prices of containerboard products. The class is all persons who purchased containerboard products directly from any defendant for use or delivery in the United States during the period February 2004 to November 2010. The complaint seeks to recover unspecified treble damages and attorneys' fees on behalf of the purported class. Four similar complaints were filed and have been consolidated in the Northern District of Illinois. In March 2015, the District Court certified a class of direct purchasers of containerboard products; in June 2015, the United States Court of Appeals for the Seventh Circuit granted the defendants' petition to appeal, and on August 4, 2016, affirmed the District Court's decision on all counts. We will continue to aggressively defend this case, including challenges to class certification. Likewise, in June 2016, a lawsuit captioned Ashley Furniture Indus., Inc. v. Packaging Corporation of America (W.D. Wis.), was filed in federal court in Wisconsin. The Ashley Furniture lawsuit closely tracks the allegations found in the Kleen Products complaint but also asserts Wisconsin state antitrust claims. Moreover, in January 2011, International Paper was named as a defendant in a lawsuit filed in state court in Cocke County, Tennessee alleging that International Paper violated Tennessee law by conspiring to limit the supply and fix the prices of containerboard from mid-2005 to the present. Plaintiffs in the state court action seek certification of a class of Tennessee indirect purchasers of containerboard products, damages and costs, including attorneys' fees. No class certification materials have been filed to date in the Tennessee action. The Company disputes the allegations made and is vigorously defending each action. However, because the Kleen Products action is in the pretrial motions stage and the Tennessee and Ashley Furniture actions are in a preliminary stage, we are unable to predict an outcome or estimate a range of reasonably possible loss.

Tax
On October 16, 2015, the Company was notified of a $110 million tax assessment issued by the state of Sao Paulo, Brazil for tax years 2011 through 2013. The assessment pertains to invoices issued by the Company related to the sale of paper to the editorial segment, which is exempt from the payment of ICMS value-added tax.  This assessment is in the preliminary stage. The Company does not believe that a material loss is probable. During the second quarter of 2016, the Company received a favorable first instance judgment vacating the State's assessment. The Company anticipates that the State will appeal the judgment.

General

The Company is involved in various other inquiries, administrative proceedings and litigation relating to environmental and safety matters, personal injury, labor and employment, contracts, sales of property, intellectual property and other matters, some of which allege substantial monetary damages. While any proceeding or litigation has the element of uncertainty, the Company believes that the outcome of any of these lawsuits or claims that are pending or threatened or all of them combined (other than those that cannot be assessed due to their preliminary nature) will not have a material effect on its consolidated financial statements.